SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) November 22, 2006


                       LEGEND INTERNATIONAL HOLDINGS, INC
                 (Exact Name of Company as Specified in Charter)



         Delaware                        000-32551               23-3067904
--------------------------------    ---------------------    -------------------
(State or Other Jurisdiction of     (Commission File No.)      (IRS Employer
     Incorporation)                                          Identification No.)

         Level 8, 580 St Kilda Road, Melbourne, Victoria Australia 3004

               (Address of Principal Executive Offices) (Zip Code)

Company's telephone number                       61-3-8532-2800
Company's facsimile number                       61-3-8532-2805
Company's email address                          lgdi@axisc.com.au
                                                 -----------------
Company's website address                        www.lgdi.net


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Item 8.01      Other


Effective November 22, 2006, Legend International Holdings, Inc., a Delaware corporation (the "Company") announces that the record date for the second bonus issue of one new share of common stock for every two existing shares of common stock will be December 31, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    LEGEND INTERNATIONAL HOLDINGS, INC.
                                    (Company)

                                  By:    /s/Peter Lee
                                         ---------------------------------------
                                                    Peter Lee
                                                    Secretary

Dated: November 22, 2006